                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02631

                          Chestnut Street Exchange Fund
               (Exact name of registrant as specified in charter)

                              103 Bellevue Parkway
                              Wilmington, DE 19809
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                          Chestnut Street Exchange Fund
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (302) 791-1112

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

David R. Wilmerding, Jr.
     Chairman
                                                                February 1, 2008
Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2007.

     Our Fund earned $7.62 per share of net investment income for a share outstanding throughout 2007, compared to $6.88 per share earned in 2006. The increase in total investment income in 2007 of over $378,000, minus an increase in expenses of $67,000 ($58,000 of which is attributable to advisory fees due to the increased value of securities during 2007) produced an increase of $311,000 in net investment income. This sum, distributed over a smaller number of shares outstanding, produces the $0.74 increase in dividends paid per partnership share in 2007.

     After providing for the January 2008 distribution, the net asset value per partnership share at December 31, 2007 was $400.30. The net asset value at September 30, 2007, the date of our last report, was $415.95.

     Additional information required by Securities and Exchange Commission regulations is enclosed.

     Data on the equity markets, on certain holdings and on the performance of our Fund since inception, including comparisons to leading stock market indices, appear in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                        Yours sincerely,

                                        -s- David R. Wilmerding, Jr.

                                        David R. Wilmerding, Jr.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                           INVESTMENT ADVISER'S REPORT

U.S. EQUITY MARKET REVIEW

     U.S. equity markets experienced a difficult fourth quarter in the face of economic concerns, weakening earnings growth levels, high oil prices and some emerging inflationary pressures. While credit fears over the summer were sparked by uncertainty surrounding which investments might have exposure to subprime mortgages, the fourth quarter was dominated by a realization that many of these fears may have been justified. Investors appeared to be deeply troubled by a significant number of credit-rating downgrades, massive writedowns by financial firms and a renewed drying up of liquidity. In the fourth quarter, Fitch, Moody's and S&P all lowered credit ratings on hundreds of billions of dollars worth of debt held by structured investment vehicles and by collateralized debt obligations. As a result, the lack of liquidity and credit downgrades have caused a noticeable deterioration in balance sheets in the financial sector. Many Wall Street firms have been forced to reassess the value of their debt holdings and have taken significant write-downs as a result of subprimerelated losses. While investors confronted credit-related issues, oil prices continued to move higher and approached the $100-per-barrel mark by the end of the year (and broke through that psychologically important barrier on the first trading day of 2008).

     Given this backdrop, U.S. equities suffered through a highly volatile fourth quarter. After a brief run-up at the beginning of October, U.S. stocks declined 10% -- the technical definition of a market correction -- between October 9 and November 26, as measured by the S&P 500. For the quarter as a whole, the S&P 500 Index lost 3.3% but still experienced a 5.5% gain for all of 2007. Likewise, the Russell 1000 Index declined 3.2% for the fourth quarter and advanced 5.8% for the year.

     Continuing the trend that began to develop in early 2007, U.S. large cap stocks noticeably outperformed smaller caps in the fourth quarter, primarily on the belief that larger cap stocks are better positioned to weather the anticipated environment of slower economic growth. The Russell 2000 declined by 4.6% during the quarter and was one of the few major indices in negative territory for the year, posting a 1.6% decline. Growth stocks continued to significantly outperform value during the quarter. The Russell 1000 Growth Index fell a modest 0.8% during the quarter and was up 11.8% for the year, while the Russell 1000 Value Index dropped 5.8% during the quarter and was down 0.2% for the year.

     Looking ahead, one key risk for U.S. equities remains a slowdown in earnings growth. By the end of 2007, earnings growth levels had moved into negative territory; while losses in the financial sector have clearly contributed, earnings growth in other sectors also moderated. Sell-side analysts' expectations for earnings in 2008 are currently around 15%, which would be difficult to meet given the likelihood of continued slowing in economic growth.

PORTFOLIO REVIEW

     Equities experienced a setback in the final quarter of 2007 as market headwinds proved too severe for stocks to muster a sustainable rally. Weakness in the housing market, ongoing credit issues, and disappointing earnings results all contributed to a volatile fourth quarter that sent the major indices into the red. Despite a difficult fourth quarter, equities were remarkably resilient throughout the year and only a handful of small capitalization and value indices ended the year negative. As the year progressed a transition in leadership from small and value to large and growth clearly took hold. Within the major equity indices, the only sectors able to produce meaningful positive returns were utilities, energy and consumer staples. The

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)


                     INVESTMENT ADVISER'S REPORT (CONTINUED)



consumer discretionary and financials sectors continued to sell-off during the quarter, making them the worst performing areas once again.

     Chestnut Street Exchange Fund generated positive absolute and relative performance during 2007, gaining 8.05% versus 5.49% for the benchmark S&P 500 Index. Despite a difficult market environment, the Fund also modestly outperformed during the fourth quarter, as it was down 3.08% compared with a 3.33% decline for the S&P in the same period. Modest outperformance was driven primarily by stock-specific strength rather than sector allocation. At the sector level, selection gains were greatest in the health care and industrials sectors. From an allocation standpoint, a substantial underweight to the struggling consumer discretionary group provided a boost to return comparisons.

     A number of the top contributing stocks from the third quarter continued to perform favorably in the final months of the year. In particular, several health care names had meaningful positive impacts once again. The health care sector began to come into favor during the final quarter of 2007 as uncertainty overtook investors and a shift away from economically sensitive areas began to take place. Our overweight position in drug maker Merck was the top contributing name during the quarter, as the stock rose over 13% in a down market. We believe Merck remains well positioned within the large cap pharmaceutical space and the stock has benefited from its solid pipeline and strong financial performance. Exposure to other pharmaceutical companies such as Abbot Laboratories and Johnson & Johnson also aided performance during the quarter as investors continued to try to insulate themselves from U.S. economic weakness by seeking out large, established companies with global exposure. Other positions that added value during the quarter included Emerson Electric, Union Pacific Corp. and Burlington Northern Santa Fe Corp. among industrials names. An overweight position in Coca-Cola contributed nicely from the consumer staples group.

     In contrast, weakness within the energy and financials groups dampened comparative performance results. Energy stocks remained on an upward trajectory during the fourth quarter despite overall market weakness. Both an underweight and poor performance among select energy holdings served as detractors. Our overweight to financials hurt returns as the group continued to perform poorly during the fourth quarter. A number of banks reported large write-offs following the collapse of structured product markets, dragging the group down. In the banking arena, positions in Wells Fargo & Co. and Bank of America negatively impacted returns, while a position in credit rating agency Moody's Corp. also hurt comparative performance. All three companies have seen their stock prices affected by investors' credit market concerns. Lack of exposure to other financials stocks such as Citigroup Inc. and Washington Mutual helped to offset some of the weakness.

     Consistent with its investment objective, the Fund continued to invest in a diversified portfolio of stocks that we believe have long-term growth potential. As is typical, activity during the quarter remained modest, due to the Fund's objective of limiting capital gains. At the stock level, we reduced positions in Wells Fargo, Intel and Johnson & Johnson to meet redemptions in kind and to improve portfolio diversification. As of December 31, 2007, the Fund's most substantial overweights relative to the S&P 500 Index remained in the health care, industrials and financials sectors. The largest underweights were in the consumer discretionary, utilities and information technology groups. On an absolute basis, the Fund's largest sector commitments at period-end were in health care, financials, and industrials, in that order.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)


                     INVESTMENT ADVISER'S REPORT (CONCLUDED)

                             PERFORMANCE COMPARISON

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CHESTNUT STREET EXCHANGE FUND(1) VS. S&P 500(R) INDEX AND DOW JONES INDUSTRIAL AVERAGE INDEX(2)

                               (PERFORMANCE GRAPH)


                       CHESTNUT
                        STREET    S&P VALUE   DJIA VALUE
                      ---------   ---------   ----------
12/31/97              10,000.00   10,000.00    10,000.00
Jan 31, 1998          10,264.14   10,721.00    10,001.00
Feb 28, 1998          11,078.73   11,269.92    10,838.08
March 31, 1998        11,265.74   11,383.74    11,175.15
April 30, 1998        11,123.45   11,498.72    11,514.87
May 31, 1998          10,703.08   11,300.94    11,334.09
June 30, 1998         10,959.62   11,759.76    11,414.56
July 31, 1998         10,873.22   11,633.93    11,332.38
August 31, 1998        9,458.31    9,951.66     9,642.72
Sept. 30, 1998        10,179.31   10,589.56    10,046.75
Oct 31, 1998          10,977.07   11,450.49    11,012.24
Nov 30, 1998          11,751.79   12,144.39    11,714.82
Dec 31, 1998          11,996.51   12,843.91    11,813.23
Jan 31, 1999          12,310.65   13,380.79    12,047.13
Feb 28, 1999          11,927.12   12,964.65    12,008.58
March 31, 1999        12,111.96   13,483.23    12,645.03
April 30, 1999        12,727.34   14,005.03    13,946.21
May 31, 1999          12,163.53   13,674.51    13,681.23
June 30, 1999         12,869.94   14,433.45    14,231.21
July 31, 1999         12,708.63   13,983.13    13,828.47
August 31, 1999       13,085.36   13,913.21    14,087.06
Sept. 30, 1999        12,194.17   13,531.99    13,464.41
Oct 31, 1999          12,874.70   14,388.56    13,982.79
Nov 30, 1999          12,905.65   14,680.65    14,202.32
Dec 31, 1999          12,898.69   15,545.34    15,027.48
Jan 31, 2000          13,042.74   14,764.96    14,304.66
Feb 29, 2000          12,628.39   14,485.91    13,267.57
March 31, 2000        14,018.26   15,902.63    14,323.67
April 30, 2000        13,944.87   15,423.96    14,085.90
May 31, 2000          14,117.18   15,107.77    13,835.17
June 30, 2000         14,351.35   15,480.93    13,753.54
July 31, 2000         14,342.59   15,239.43    13,859.44
August 31, 2000       15,165.30   16,185.80    14,806.04
Sept. 30, 2000        12,973.52   15,331.19    14,079.07
Oct. 31, 2000         13,591.70   15,266.79    14,511.29
Nov. 30, 2000         12,888.56   14,063.77    13,795.89
DEC. 31, 2000         12,774.12   14,132.68    14,299.44
Jan. 31, 2001         13,036.52   14,634.39    14,445.29
Feb. 28, 2001         12,055.96   13,299.74    13,957.04
Mar. 31, 2001         11,300.45   12,456.53    13,148.93
Apr. 30, 2001         12,165.67   13,424.41    14,300.77
May 31, 2001          12,050.19   13,514.35    14,572.49
Jun. 30, 2001         11,872.21   13,185.95    14,034.76
Jul. 31, 2001         11,994.71   13,056.10    14,078.27
Aug. 31, 2001         11,639.95   12,238.78    13,347.61
Sept. 30, 2001        10,780.68   11,249.89    11,879.37
Oct. 31, 2001         11,097.73   11,464.76    12,198.93
Nov. 30, 2001         12,158.93   12,344.11    13,279.75
Dec. 31, 2001         12,128.75   12,452.74    13,522.77
Jan. 31, 2002         12,114.15   12,270.93    13,401.07
Feb. 28, 2002         11,785.26   12,034.10    13,683.83
Mar. 31, 2002         12,280.90   12,486.58    14,099.82
Apr. 30, 2002         11,748.68   11,729.52    13,492.11
May 31, 2002          11,733.67   11,642.72    13,501.56
Jun. 30, 2002         10,250.94   10,813.76    12,588.85
Jul. 31, 2002         10,000.87    9,971.37    11,914.09
Aug. 31, 2002          9,882.64   10,037.18    11,843.80
Sept. 30, 2002         8,935.71    8,946.14    10,392.93
Oct. 31, 2002          9,758.83    9,733.40    11,519.53
Nov. 30, 2002         10,345.44   10,306.70    12,239.50
DEC. 31, 2002          9,551.79    9,700.66    11,494.11
Jan. 31, 2003          9,374.34    9,446.50    11,111.36
Feb. 28, 2003          9,324.82    9,304.81    10,919.13
Mar. 31, 2003          9,470.40    9,395.06    11,075.27
Apr. 30, 2003         10,056.18   10,169.22    11,767.48
May 31, 2003          10,434.13   10,705.13    12,322.90
Jun. 30, 2003         10,512.12   10,842.16    12,528.70
Jul. 31, 2003         10,785.77   11,032.98    12,894.53
Aug. 31, 2003         11,019.03   11,248.13    13,180.79
Sep. 30, 2003         10,948.05   11,128.90    13,001.53
Oct. 31, 2003         11,471.86   11,758.79    13,764.72
Nov. 30, 2003         11,473.68   11,862.27    13,775.74
DEC. 31, 2003         12,014.41   12,483.85    14,742.79
Jan. 31, 2004         12,034.59   12,712.98    14,810.61
Feb. 29, 2004         12,049.64   12,889.69    14,979.45
March 31, 2004        11,648.35   12,695.06    14,679.86
April 30, 2004        11,672.65   12,495.74    14,512.51
May 31, 2004          12,010.28   12,666.94    14,492.19
June 30, 2004         12,132.88   12,913.33    14,861.74
July 31, 2004         11,695.93   12,485.90    14,461.96
August 31, 2004       11,722.89   12,535.84    14,547.29
9/30/2004             11,459.20   12,671.23    14,430.91
10/31/04              11,620.51   12,865.10    14,378.96
11/30/04              11,930.16   13,386.14    14,995.82
12/31/04              12,441.89   13,841.27    15,526.67
Jan. 31, 2005         12,176.75   13,503.54    15,124.53
Feb. 28, 2005         12,486.70   13,787.11    15,566.16
March 31, 2005        12,391.41   13,543.08    15,206.59
April 30, 2005        12,346.81   13,285.76    14,779.28
May 31, 2005          12,662.06   13,708.25    15,218.23
June 30, 2005         12,463.31   13,727.44    14,961.04
July 31, 2005         12,684.18   14,238.10    15,517.59
August 31, 2005       12,461.06   14,108.54    15,332.93
September 30, 2005    12,420.22   14,222.82    15,477.06
October 31, 2005      12,425.51   13,985.30    15,308.36
November 30, 2005     12,962.60   14,513.94    15,908.45
December 31, 2005     12,829.44   14,518.29    15,797.09
Jan. 31, 2006         12,891.44   14,903.03    16,034.04
Feb. 28, 2006         12,972.84   14,943.27    16,271.35
March 31, 2006        13,111.10   15,130.06    16,466.60
April 30, 2006        13,371.95   15,332.80    16,874.98
May 31, 2006          13,035.48   14,891.22    16,628.60
June 30, 2006         13,124.80   14,912.06    16,621.95
July 31, 2006         13,404.35   15,004.52    16,696.75
August 31, 2006       13,725.71   15,361.63    17,045.71
September 30, 2006    14,151.16   15,757.96    17,512.76
October 31, 2006      14,515.31   16,271.66    18,137.97
November 30, 2006     14,556.50   16,580.83    18,419.11
December 31, 2006     14,641.95   16,812.96    18,807.75
January 31, 2007      14,882.31   17,067.17    19,046.61
February 28, 2007     14,487.27   16,733.34    18,515.21
March 31, 2007        14,546.81   16,920.41    18,642.96
April 30, 2007        15,384.63   17,669.99    19,713.07
May 31, 2007          15,811.72   18,286.67    20,565.30
June 30, 2007         15,570.18   17,982.93    20,234.78
July 31, 2007         15,353.63   17,425.46    19,938.06
August 31, 2007       15,801.98   17,686.67    20,158.01
September 30, 2007    16,322.47   18,348.15    20,969.74
October 31, 2007      16,390.76   18,640.07    21,021.61
November 30, 2007     16,070.55   17,860.73    20,179.11
December 31, 2007     15,818.43   17,736.77    20,017.80

6-month     1.59%  -1.37%   -1.07%
1 Year      8.03%   5.49%    6.43%
3 Year     27.14%  28.14%   28.93%
5 Year     65.61%  82.84%   74.16%
10 Year    58.18%  77.37%  100.18%


     The performance data represents past performance and the principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (302)791-1112 for the most recent month-end performance.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund Shares.

                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                   ----------------------------------------
                                                                                   SINCE
                                                   1 YEAR   5 YEAR   10 YEAR   INCEPTION(3)
                                                   ------   ------   -------   ------------
Chestnut Street Exchange Fund...................    8.05%   10.62%    4.69%       12.27%
S&P 500 Index...................................    5.49%   12.83%    5.91%       12.25%
Dow Jones Industrial Average Index..............    8.86%   12.25%    7.43%       12.51%


--------

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 1998 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. The Fund's gross expense ratio for the fiscal year ended December 31, 2007 was 0.44%.

(2) Results of index performance are presented for general comparative purposes.

(3) Cumulative since inception total returns were 3,552.57%, 3,494.64% and 3,766.14% for the Chestnut Street Exchange Fund, the S&P 500(R) Index and the Dow Jones Industrial Average Index, respectively, for the period December 29, 1976 (inception) to December 31, 2007.

                       BLACKROCK CAPITAL MANAGEMENT, INC.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)


                              FUND EXPENSE EXAMPLE
                                   (UNAUDITED)

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2007 through December 31, 2007, and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ending December 31, 2007" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          CHESTNUT STREET EXCHANGE FUND

                                                                             EXPENSES PAID
                                        BEGINNING           ENDING            DURING SIX
                                      ACCOUNT VALUE     ACCOUNT VALUE        MONTHS ENDING
                                       JULY 1, 2007   DECEMBER 31, 2007   DECEMBER 31, 2007*
                                      -------------   -----------------   ------------------
Actual..............................    $1,000.00         $1,016.00              $2.24
Hypothetical
  (5% return before expenses).......    $1,000.00         $1,022.96+             $2.25


--------

* Expenses are equal to the Fund's annualized six-month expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account value on the first line of the table is based on the actual total return of 1.60% for the six month period ending December 31, 2007.

+ Hypothetical expenses are based on the Fund's actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)


                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                DECEMBER 31, 2007
                                   (UNAUDITED)



                            % OF NET
SECURITY TYPE/INDUSTRY       ASSETS        VALUE
----------------------      --------   ------------
COMMON STOCKS:
  Basics..................      4.8%   $ 14,312,988
  Capital Equipment.......      8.6%     25,246,520
  Consumer Cyclicals......      8.6%     25,448,099
  Energy..................      9.5%     28,136,930
  Financial...............     19.5%     57,790,157
  Healthcare..............     21.8%     64,575,600
  Retail..................      1.0%      3,021,524
  Staples.................      5.4%     16,035,189
  Technology..............     13.5%     40,004,966
  Transportation..........      4.8%     14,216,360
  Utilities...............      2.1%      6,283,933
SHORT-TERM OBLIGATIONS....      1.0%      2,896,596
LIABILITIES IN EXCESS OF
  OTHER ASSETS............     (0.6%)    (1,692,074)
                              -----    ------------
  Net Assets..............    100.0%   $296,276,788
                              =====    ============


                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)


                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2007



 SHARES                                   VALUE
 ------                               ------------
COMMON STOCKS--99.6%

         BASICS--4.8%
100,609  Air Products & Chemicals,
           Inc. ..................    $  9,923,066
 86,032  Cabot Corp. ..............      2,868,307
 42,373  Cabot Microelectronics
           Corp.*.................       1,521,615
                                      ------------
                                        14,312,988
                                      ------------
         CAPITAL
           EQUIPMENT--8.6%
181,112  Emerson Electric Co. .....     10,261,806
364,049  General Electric Co. .....     13,495,296
 39,154  Pitney Bowes, Inc. .......      1,489,418
                                      ------------
                                        25,246,520
                                      ------------
         CONSUMER
           CYCLICALS--8.6%
  9,916  Citadel Broadcasting
           Corp. .................          20,427
149,743  Comcast Corp., Class A*...      2,734,307
  7,191  Idearc, Inc. .............        126,274
 85,100  Procter & Gamble Co.
           (The)..................       6,248,042
129,129  Walt Disney Co. (The).....      4,168,284
144,103  3M Co. ...................     12,150,765
                                      ------------
                                        25,448,099
                                      ------------
         ENERGY--9.5%
 41,979  BP PLC ADR................      3,071,604
147,227  Exxon Mobil Corp. ........     13,793,698
114,584  Schlumberger, Ltd. .......     11,271,628
                                      ------------
                                        28,136,930
                                      ------------
         FINANCIAL--19.5%
111,332  American Express Co. .....      5,791,491
 28,441  American International
           Group, Inc. ...........       1,658,110
 22,266  Ameriprise Financial,
           Inc. ..................       1,227,079
394,928  Bank of America Corp. ....     16,294,729
 48,853  Fannie Mae................      1,953,143
140,310  JP Morgan Chase & Co. ....      6,124,532
 96,032  Moody's Corp. ............      3,428,342
 92,150  Wachovia Corp. ...........      3,504,465
589,873  Wells Fargo & Co. ........     17,808,266
                                      ------------
                                        57,790,157
                                      ------------
         HEALTHCARE--21.8%
231,254  Abbott Laboratories,
           Inc. ..................      12,984,912
 64,986  Baxter International,
           Inc. ..................       3,772,437
 23,125  Hospira, Inc.*............        986,050
 75,385  IMS Health, Inc. .........      1,736,870
301,860  Johnson & Johnson.........     20,134,062
 45,931  Medco Health Solutions,
           Inc.*..................       4,657,403
349,404  Merck & Company, Inc. ....     20,303,866
                                      ------------
                                        64,575,600
                                      ------------
         RETAIL--1.0%
 44,558  Safeway, Inc. ............      1,524,329
 31,500  WalMart Stores............      1,497,195
                                      ------------
                                         3,021,524
                                      ------------

         STAPLES--5.4%
 18,000  Altria Group, Inc. .......      1,360,440
164,147  Coca Cola Co. (The).......     10,073,701
  5,688  Hanesbrands, Inc. ........        154,543
 12,456  Kraft Foods--Class A......        406,439
 43,600  PepsiCo Inc. .............      3,309,240
 45,506  Sara Lee Corp. ...........        730,826
                                      ------------
                                        16,035,189
                                      ------------

         TECHNOLOGY--13.5%
 57,923  Hewlett-Packard Co. ......      2,923,953
878,886  Intel Corp. ..............     23,431,101
 39,708  International Business
           Machines Corp. ........       4,292,435
139,643  Microsoft Corp. ..........      4,971,291
273,453  Motorola, Inc. ...........      4,386,186
                                      ------------
                                        40,004,966
                                      ------------
         TRANSPORTATION--4.8%
113,572  Burlington Northern Santa
           Fe Corp. ..............       9,452,598
 37,922  Union Pacific Corp. ......      4,763,762
                                      ------------
                                        14,216,360
                                      ------------
         UTILITIES--2.1%
143,830  Verizon Communications,
           Inc. ..................       6,283,933
                                      ------------
              Total Common Stocks
               (Cost:
           $43,979,825)...........     295,072,266
                                      ------------





     PAR
-------------
SHORT-TERM OBLIGATIONS--1.0%
$2,900,000  Federal Home Loan Bank
             01/14/08 3.25%
             (Cost: $2,896,596)...        2,896,596
                                       ------------
TOTAL INVESTMENT IN SECURITIES
  (Cost: $46,876,421)......  100.6%    $297,968,862

LIABILITIES IN EXCESS OF
OTHER ASSETS...............   (0.6%)     (1,692,074)
                             -----     ------------
NET ASSETS.................  100.0%    $296,276,788
                             =====     ============




--------
* Non-Income Producing

ADR-American Depository Receipt


                 See Accompanying Notes to Financial Statements.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)


                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2007


ASSETS
Investments, at value (cost $46,876,421)...........................  $297,968,862
Cash...............................................................        37,656
Dividends receivable...............................................       482,825
Prepaid expenses...................................................        17,863
                                                                     ------------
  Total assets.....................................................   298,507,206
                                                                     ------------
LIABILITIES
  Payables for:
     Distributions.................................................     2,087,215
     Capital shares repurchased....................................         5,640
     Advisory fees.................................................        79,311
     Managing general partners.....................................        11,791
     Transfer agent fees...........................................         5,205
     Custodian fees................................................         2,356
Accrued expenses and other liabilities.............................        38,900
                                                                     ------------
       Total liabilities...........................................     2,230,418
                                                                     ------------
NET ASSETS.........................................................  $296,276,788
                                                                     ============
NET ASSETS CONSISTED OF:
  Other capital -- paid-in or reinvested...........................  $ 45,677,754
  Undistributed net investment income..............................         3,421
  Accumulated net realized losses on securities....................      (496,828)
  Net unrealized appreciation of investments.......................   251,092,441
                                                                     ------------
Net Assets (Applicable to 740,133 partnership shares outstanding)..  $296,276,788
                                                                     ============
NET ASSET VALUE PER SHARE ($296,276,788 / 740,133 SHARES)..........  $     400.30
                                                                     ============
NET ASSETS APPLICABLE TO SHARES OWNED BY:
Limited partners (740,040 shares)..................................  $296,239,408
Managing general partners (93 shares)..............................        37,380
                                                                     ------------
Total net assets (740,133 shares)..................................  $296,276,788
                                                                     ============





                 See Accompanying Notes to Financial Statements.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)




            STATEMENT OF OPERATIONS
         YEAR ENDED DECEMBER 31, 2007
INVESTMENT INCOME
  Dividends......................  $ 6,885,296
  Interest.......................       85,786
                                   -----------
          Total investment
            income...............    6,971,082
                                   -----------
EXPENSES
  Investment advisory fees.......      992,597
  Managing general partners'
     compensation, officer's
     salary and expenses.........      100,000
  Legal fees.....................       82,386
  Custodian fees.................       27,358
  Audit fees.....................       20,000
  Printing expense...............       22,000
  Insurance expense..............       21,081
  Transfer agent fees............       17,000
  Miscellaneous..................       13,500
                                   -----------
       Total expenses............    1,295,922
                                   -----------
          Net investment income..    5,675,160
                                   -----------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
  Realized gain on sale of
     investment securities (for
     federal tax purposes net
     gain is $2,001,276).........    1,964,787
  Realized gain from security
     transactions:
     distributed upon redemption
       of partnership shares.....   11,636,706
  Unrealized appreciation of
     investments
     Beginning of
       year......... $247,526,760
     End of year....  251,092,441
                     ------------
          Net change in
            unrealized
            appreciation.........    3,565,681
                                   -----------
          Net realized and
            unrealized gain on
            investments..........   17,167,174
                                   -----------
     Net increase in net assets
       resulting from
       operations................  $22,842,334
                                   ===========





         STATEMENTS OF CHANGES IN NET ASSETS
               YEARS ENDED DECEMBER 31,

                              2007           2006
                          ------------   ------------
INCREASE / (DECREASE) IN
  NET ASSETS
  OPERATIONS:
     Net investment
       income...........  $  5,675,160   $  5,364,563
     Net realized gain
       from security
       transactions, for
       federal income
       tax purposes net
       gain is
       $2,001,276 and
       $2,787,979.......     1,964,787      2,725,832
     Excess of market
       value over book
       value of
       securities
       distributed upon
       redemption of
       partnership
       shares...........    11,636,706     11,490,446
     Increase in
       unrealized
       appreciation of
       investments......     3,565,681     17,361,486
                          ------------   ------------
     Increase in net
       assets resulting
       from operations..    22,842,334     36,942,327
                          ------------   ------------
  DISTRIBUTIONS TO
     PARTNERS FROM:
     Net investment
       income...........    (5,675,969)    (5,368,169)
                          ------------   ------------
  CAPITAL SHARE
     TRANSACTIONS:
     Net asset value of
       0 and 10 shares
       subscribed.......            --          3,546
     Net asset value of
       893 and 1,974
       shares issued in
       lieu of cash
       distributions....       355,979        702,719
     Cost of 30,133 and
       37,261 shares
       repurchased......   (11,825,990)   (13,089,756)
                          ------------   ------------
     Decrease in net
       assets from
       capital share
       transactions.....   (11,470,011)   (12,383,491)
                          ------------   ------------
     Total increase in
       net assets.......     5,696,354     19,190,667
  NET ASSETS:
     Beginning of year..   290,580,434    271,389,767
                          ------------   ------------
     End of year*.......  $296,276,788   $290,580,434
                          ============   ============

--------
* Includes undistributed net investment income of
  $3,421 and $4,230, respectively.





                 See Accompanying Notes to Financial Statements.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)


                              FINANCIAL HIGHLIGHTS

           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)


                                                        YEARS ENDED DECEMBER 31
                                         ----------------------------------------------------
                                           2007       2006       2005       2004       2003
                                         --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year.....  $ 377.68   $ 337.28   $ 333.18   $ 327.39   $ 264.29
                                         --------   --------   --------   --------   --------
Income From Investment Operations:
  Net investment income................      7.62       6.88       6.19       5.65       4.61
  Net gain on securities (both realized
     and unrealized)...................     22.62      40.40       4.10       5.80      63.09
                                         --------   --------   --------   --------   --------
       Total from investment
          operations...................     30.24      47.28      10.29      11.45      67.70
                                         --------   --------   --------   --------   --------
Less Distributions:
  From net investment income...........     (7.62)     (6.88)     (6.19)     (5.66)     (4.60)
  From realized gains..................        --         --         --         --         --
                                         --------   --------   --------   --------   --------
     Total distributions...............     (7.62)     (6.88)     (6.19)     (5.66)     (4.60)
                                         --------   --------   --------   --------   --------
Net Asset Value, End of Year...........  $ 400.30   $ 377.68   $ 337.28   $ 333.18   $ 327.39
                                         ========   ========   ========   ========   ========
Total Return...........................      8.05%     14.13%      3.12%      3.56%     25.78%
                                         ========   ========   ========   ========   ========
Ratios/Supplemental Data:
  Net Assets, End of Year (000's)......  $296,277   $290,580   $271,390   $298,159   $299,583
  Ratios to average net assets:
     Operating expenses................      0.44%      0.44%      0.43%      0.42%      0.43%
     Net investment income.............      1.91%      1.93%      1.82%      1.75%      1.57%
  Portfolio Turnover Rate..............      0.68%      0.99%      0.82%      0.47%      1.18%




                 See Accompanying Notes to Financial Statements.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                          NOTES TO FINANCIAL STATEMENTS

(A) ORGANIZATION

   Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.

(B) SIGNIFICANT ACCOUNTING PRINCIPLES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATIONS

      Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME

      Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund's inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the Exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          DISTRIBUTIONS

      Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

          FEDERAL INCOME TAXES

      The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable corporate income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2007, the Fund had a capital loss carryforward of $496,828, of which $275,627 expires December 31, 2011 and $221,201 expires December 31, 2012. Therefore, no provision for federal income taxes is recorded in the financial statements.

      On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for the Uncertainty of Income Taxes" ("FIN 48"). FIN 48 provides guidance on how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year and recognized as: a reduction of an income tax refund receivable; a reduction of deferred tax assets; and increase in deferred tax liability; or a combination thereof. Management of Chestnut Street Exchange Fund has evaluated the application of FIN 48 and has determined it has no impact on the financial statements of the Fund.

(C) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   BlackRock Capital Management, Inc. ("BCM" or the "Adviser"), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006, ("Advisory Agreement"). BCM provides advisory, accounting and administrative services to the Fund. All BlackRock entities named are subsidiaries of BlackRock, Inc. in which PNC Bank holds a minority interest.

   The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

   PFPC Inc., an affiliate of PNC Bank, serves as the Fund's transfer and dividend disbursing agent. As compensation for these services, PFPC Inc. is entitled to a fee of $12,500 per year plus related out-of-pocket expenses.

   PFPC Trust Company, a subsidiary of PFPC Inc, serves as the Fund's custodian. As compensation for its services as custodian, PFPC Trust Company is entitled to a fee computed at an annual rate of 0.0065% of the Fund's average gross assets plus additional fees based on the number and type of transactions.

   The managing general partners each receive a fixed fee as compensation for their services. In addition, the President, Treasurer and Chief Compliance Officer receives additional payments for overseeing the

   Fund's activities including compliance with federal securities laws, plus reimbursements of related expenses. Total payments to or for the managing general partners amounted to $100,000.

   Legal fees amounting to $82,386 were paid to Drinker Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $3,026,364 and $2,001,304, respectively, for the year ended December 31, 2007.

(E) DISTRIBUTIONS TO SHAREHOLDERS

   Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund's distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

   The tax character of distributions paid during 2007 and 2006 was as follows:

                                                          2007         2006
                                                       ----------   ----------
Ordinary income......................................  $6,194,338   $5,859,785
Investment expense...................................    (518,369)    (491,616)
                                                       ----------   ----------
                                                       $5,675,969   $5,368,169
                                                       ==========   ==========



(F) IN-KIND DISTRIBUTION OF SECURITIES

   During the year ended December 31, 2007, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions was as follows:

  VALUE OF      NET REALIZED       FUND
    THE         GAIN INCLUDED     SHARES
REDEMPTIONS    IN REDEMPTIONS    REDEEMED
-----------    --------------    --------
$11,803,180      $11,636,706      30,076


   Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund's fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G) INDEMNIFICATIONS

   In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is immaterial. The Fund has not had prior claims or losses pursuant to the contracts and expects the risk of loss to be remote.

(H) TAX MATTERS

   At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income (before tax allocation
  described below)...........................................  $      3,421
Capital loss carryover.......................................      (496,828)
Net unrealized appreciation of investments...................   255,237,667
                                                               ------------
                                                               $254,744,260
                                                               ============



   The cost of investments for federal income tax purposes at December 31, 2007 was $42,731,195. The unrealized appreciation (an excess of value over cost) was $255,604,183 and the unrealized depreciation was ($366,516). The difference between book basis and tax basis of investments is attributable to the use of the individual partners' tax basis for those securities contributed to the Fund at its inception, as required by law.

   On December 31, 2007 undistributed net realized gain on securities was decreased by $11,600,218 and additional paid-in capital was increased by $11,600,218 due to permanent differing book and tax treatment of realized gains and losses. Net assets of the Fund were unaffected by this change.

(I) ACCOUNTING PRONOUNCEMENTS

   In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of
Chestnut Street Exchange Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Chestnut Street Exchange Fund (the "FUND"), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
February 15, 2008

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(888) 261-4073 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

TAX INFORMATION

As required by the Internal Revenue Code, 100% of ordinary income distributions paid for the year ended December 31, 2007 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       INFORMATION ON THE MANAGING GENERAL
                        PARTNERS AND OFFICERS OF THE FUND

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund's Statement of Additional Information includes additional information about the Fund's Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund's partnership agreement provides that each Managing General Partner holds officer until the earliest of (a) the election of his or her successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated a bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.


                     POSITION                                NUMBER OF
                       WITH                                 PORTFOLIOS
                     THE FUND          PRINCIPAL              IN FUND              OTHER
                        AND        OCCUPATIONS DURING       COMPLEX(1)        DIRECTORSHIP(2)
                     LENGTH OF      PAST 5 YEARS AND        OVERSEEN BY           HELD BY
NAME, ADDRESS          TIME             CURRENT              MANAGING            MANAGING
AND AGE               SERVED          AFFILIATIONS       GENERAL PARTNERS     GENERAL PARTNER
-------------       ----------    -------------------    ----------------    ----------------
INTERESTED
MANAGING GENERAL
PARTNERS

Richard C.          Managing      Advisory Director,     1                   None
Caldwell*           General       PNC Florida, FSB;
c/o Edward J.       Partner       Advisory Director
Roach               since 1997    in Philadelphia and
103 Bellevue                      Southern New Jersey
Parkway                           region for PNC
Wilmington, DE                    Bank; Consultant
19809                             for PNC Florida;
Age: 63                           Chairman, Florida
                                  Advisory Council;
                                  formerly, President
                                  and Chief Executive
                                  Officer, PNC Bank
                                  FSB from May 1998
                                  until July 1999;
                                  Director, JLC, Inc.
                                  since February 1996
                                  (investment holding
                                  company); Director,
                                  DR Inc. and
                                  Dingess-Rum
                                  Properties Inc.
                                  since April 1994
                                  (investment holding
                                  company).

Edward J. Roach*    Managing      Certified Public       1                   None
103 Bellevue        General       Accountant;
Parkway             Partner       President and/or
Wilmington, DE      since         Treasurer of 1
19809               2000,         other investment
Age: 83             Chief         company advised by
                    Compliance    BCM.
                    Officer
                    since
                    2004,
                    President
                    since
                    2002,
                    Treasurer
                    since 1981

                     POSITION                                NUMBER OF
                       WITH                                 PORTFOLIOS
                     THE FUND          PRINCIPAL              IN FUND              OTHER
                        AND        OCCUPATIONS DURING       COMPLEX(1)        DIRECTORSHIP(2)
                     LENGTH OF      PAST 5 YEARS AND        OVERSEEN BY           HELD BY
NAME, ADDRESS          TIME             CURRENT              MANAGING            MANAGING
AND AGE               SERVED          AFFILIATIONS       GENERAL PARTNERS     GENERAL PARTNER
-------------       ----------    -------------------    ----------------    ----------------
DISINTERESTED
MANAGING GENERAL
PARTNERS

Gordon L. Keen,     Managing      Senior Vice            1                   None
Jr.                 General       President, Law &
c/o Edward J.       Partner       Corporate
Roach               since 2006    Department, Airgas,
103 Bellevue                      Inc. (Radnor, PA-
Parkway                           based distributor
Wilmington, DE                    of industrial,
19809                             medical and
Age: 63                           specialty gases,
                                  and welding and
                                  safety equipment
                                  and supplies) from
                                  January 1992 to
                                  January 2006.

Langhorne B.        Managing      Retired. President     1                   None
Smith               General       and Director, The
c/o Edward J.       Partner       Sandridge
Roach               since 1997    Corporation
103 Bellevue                      (private investment
Parkway                           company);
Wilmington, DE                    Director,Claneil
19809                             Enterprises,
Age: 71                           Inc.(private
                                  investment
                                  company). Retired.

David R.            Managing      Retired. Chairman,     1                   Director, Beaver
Wilmerding, Jr.     General       Wilmerding &                               Management
c/o Edward J.       Partner       Associates                                 Corporation;
Roach               since         (investment                                Chairman and
103 Bellevue        1976;         advisers) from                             Trustee,
Parkway             Chairman      February 1989 to                           BlackRock Funds,
Wilmington, DE      of the        2006.                                      from 1996 until
19809               Managing                                                 December 2007.
Age: 72             General
                    Partners
                    since 2006
OFFICER
Michael P.          Secretary     Secretary of the       N/A                 N/A
Malloy              since 2001    Chestnut Street
Drinker Biddle &                  Exchange Fund;
Reath                             Partner in the law
One Logan Square                  firm of Drinker
18th and Cherry                   Biddle & Reath LLP.
Streets
Philadelphia, PA
19103
Age: 48


--------

     * Messrs. Caldwell and Roach are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 ("1940 Act"). Mr. Caldwell owns stock of an affiliate of the adviser and Mr. Roach is an employee of the Fund.

   (1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. Mr. Roach serves as President and Treasurer of The RBB Fund, Inc.

   (2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., "public companies") or other investment companies registered under the 1940 Act.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            MANAGING GENERAL PARTNERS
                               Richard C. Caldwell
                               Gordon L. Keen, Jr.
                                 Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.


                               INVESTMENT ADVISER
                       BlackRock Capital Management, Inc.
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809


                                 TRANSFER AGENT
                                    PFPC Inc.
                                  P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      (CHESTNUT STREET EXCHANGE FUND LOGO)

                                  ANNUAL REPORT
                                DECEMBER 31, 2007


                            CHESTNUT STREET EXCHANGE
                                      FUND

                              103 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 791-1112
                     Edward J. Roach, President & Treasurer

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of managing general partners has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the "audit committee financial expert" and is "independent" (as each item is defined in Item 3 of Form N-CSR).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,000 for 2006 and $20,000 for 2007.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2007.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2006 and $0 for 2007.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b)  N/A

                    (c)  N/A

                    (d)  N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2007.

     (h)    Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of managing general partners.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics that is the subject of disclosure required by Item 2 is incorporated by reference to the N-CSR filed on March 9, 2005 (SEC Accession No. 0000893220-05-000491).

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Chestnut Street Exchange Fund


By (Signature and Title)* /s/ Edward J. Roach
                          ------------------------------------------------------
                          Edward J. Roach, President & Treasurer
                          (Principal Executive Officer & Principal
                          Financial Officer)

Date February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Edward J. Roach
                          ------------------------------------------------------
                          Edward J. Roach, President & Treasurer
                          (Principal Executive Officer & Principal
                          Financial Officer)

Date February 29, 2008

* Print the name and title of each signing officer under his or her signature.